Exhibit 99.1

RB Global, Inc.
2 Westbrook Corporate Center Westchester, IL

rbglobal.com

RB Global Receives TSX approval for Previously Announced $500 million Share Repurchase Program

WESTCHESTER, IL, March 16, 2026 – RB Global, Inc. (NYSE: RBA) (TSX: RBA) (the “Company” or “RB Global”) announced today that it has obtained the approval of the Toronto Stock Exchange (the “TSX”) to commence a normal course issuer bid (“NCIB”).

NCIB Details

The NCIB will commence on March 18, 2026 and will terminate on March 17, 2027 or on such earlier date as the Company may complete its purchases thereunder or as it may otherwise determine. Under the NCIB, the Company may purchase up to the lesser of 10,000,000 common shares (such amount representing approximately 7% of the total public float of the Company as of March 6, 2026) and that number of common shares worth an aggregate of US$500 million. Furthermore, subject to certain exemptions for block purchases, the maximum number of its common shares that the Company may purchase on any one trading day on the TSX is 75,349 common shares, such amount representing 25% of the average daily trading volume of the common shares of the Company on the TSX alone for the six calendar months ended February 28, 2026.

As of March 6, 2026, 185,924,928 common shares of the Company were issued and outstanding and the total public float of the Company was 142,241,292 common shares. All common shares of the Company purchased under the new NCIB will be cancelled.

The Company believes that the repurchase of its common shares at certain market prices may be an attractive and appropriate use of the Company’s funds.

The Company’s common shares under the NCIB may be purchased through an automatic repurchase plan (the “Purchase Plan”). Under the Purchase Plan, the Company’s broker may repurchase shares under the NCIB at any time including, without limitation, when the Company would ordinarily not be permitted to do so due to regulatory restrictions or self-imposed blackout periods. Purchases will be made by the Company’s broker based upon the parameters prescribed by the TSX, applicable Canadian and U.S. securities laws and the terms of the parties' written agreement.

Purchases under the NCIB may be made at the then current market price of the Company’s common shares through the facilities of the TSX, the New York Stock Exchange (the “NYSE”) or alternative trading systems in Canada or the United States by means of open market transactions or by such other means as may be permitted by applicable Canadian and U.S. securities laws.

There can be no assurance as to the precise number of common shares that will be repurchased under the NCIB, or the aggregate dollar amount of the common shares purchased. The Company may discontinue purchases at any time, subject to compliance with applicable regulatory requirements.

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About RB Global

RB Global, Inc. (NYSE: RBA) (TSX: RBA) is a leading, omnichannel marketplace and trusted provider of value-added insights, services and transaction solutions for buyers and sellers of commercial assets and vehicles worldwide. Through its global network of auction sites and digital platform, RB Global serves customers worldwide across a variety of asset classes, including automotive, construction, commercial transportation, government surplus, lifting and material handling, energy, mining and agriculture. The Company’s end-to-end marketplace solutions include Ritchie Bros., IAA, Rouse Services, SmartEquip and VeriTread. For more information about RB Global, visit www.rbglobal.com.

Forward-Looking Statements

Certain statements contained in this release include “forward-looking statements” within the meaning of U.S. federal securities laws and “forward-looking information” within the meaning of Canadian securities laws (collectively, "forward-looking statements"). Forward-looking statements herein include, in particular, statements relating to the normal course issuer bid (including, but not limited to, statements regarding the timing and size of the share repurchase program), and other subjects of this release that are not historical facts. Forward-looking statements are typically identified by such words as “aim”, “anticipate”, “believe”, “could”, “continue”, “estimate”, “expect”, “intend”, “may”, “ongoing”, “plan”, “potential”, “predict”, “will”, “should”, “would”, “could”, “likely”, “generally”, “future”, “long-term”, or the negative of these terms, and similar expressions intended to identify forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of RB Global's common shares. Therefore, you should not place undue reliance on any such forward-looking statements and caution must be exercised in relying on forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially, including but not limited to risks and uncertainties relating to: our ability to drive shareholder value; potential growth and market opportunities; the level of participation in our auctions and the success of our online marketplaces; our ability to grow our businesses, acquire new customers, enhance our sector reach, drive geographic depth, and scale our operations; the impact of our initiatives, services, investments, and acquisitions on us and our customers; the acquisition or disposition of properties; potential future mergers and acquisitions; our ability to integrate acquisitions; our future capital expenditures and returns on those expenditures; our ability to add new business and information solutions, including, among others, our ability to maximize and integrate technology to enhance our existing services and support additional value-added service offerings; the supply trend of equipment and vehicles in the market and the anticipated price environment, as well as the resulting effect on our business and Gross Transaction Value (“GTV”); our compliance with laws, rules, regulations, and requirements that affect our business; effects of various economic, financial, industry, and market conditions or policies, including inflation, the supply and demand for property, equipment, or natural resources; the behavior of commercial assets and vehicle pricing; the relative percentage of GTV represented by straight commission or underwritten (guarantee and inventory) contracts, and its impact on revenues and profitability; our future capital expenditures and returns on those expenditures; the effect of any currency exchange and interest rate fluctuations on our results of operations; the effect of any tariffs on our results of operations; the grant and satisfaction of equity awards pursuant to our compensation plans; any future declaration and payment of dividends, including the tax treatment of any such dividends; financing available to us from our credit facilities or other sources, our ability to refinance borrowings, and the sufficiency of our working capital to meet our financial needs; our ability to satisfy our present operating requirements and fund future growth through existing working capital, credit facilities and debt; misappropriation of data or cybersecurity incidents; and, failure to comply with privacy and data protection laws. Other risks that could cause actual results to differ materially from those described in the forward-looking statements are included in “Part I, Item 1A: Risk Factors”, and the section titled "Summary of Risk Factors", in our Annual Report on Form 10-K for the year ended December 31, 2025, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission, including subsequent Quarterly Reports on Form 10-Q The forward-looking statements included in this release are made only as of the date hereof. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. RB Global does not undertake any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

For more information, please contact:

Sameer Rathod

Vice President, Investor Relations & Market Intelligence

Phone: 1.925.225.8875

Email: srathod@rbglobal.com

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